Exhibit 99.16

                   MORTGAGE AND SECURITY AGREEMENT
                          (First Mortgage)


     THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made this 29th day of September, 1999, between PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with a mailing address for the purposes hereof at 10 Betnr Industrial Drive, Pittsfield, Massachusetts (the "Mortgagor") and BERKSHIRE BANK, a Massachusetts banking corporation with its principal office and place of business at 24 North Street, P. O. Box 1308, Pittsfield, Massachusetts 01202 ("Mortgagee").


                        W I T N E S E T H:

     WHEREAS, Mortgagor is indebted unto Mortgagee in the amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS
($2,500,000.00) (the "Loan"), evidenced by that certain promissory note of like amount made by the Mortgagor and payable to the order of the Mortgagee (the "Note"); and

     WHEREAS, Mortgagor has given this Mortgage to partially secure the Note; and

     WHEREAS, Mortgagor desires to secure the Mortgagee and any subsequent holder(s) of the Note and all those claiming under or through the Mortgagee the full and punctual payment of the total debt evidenced by the Note, when and as the same shall become due and payable, as well as any renewal, extension, modification, supplement and amendment of the Note, or any part of the Note, together with interest thereon, if any, and the performance of and compliance with the covenants and agreements herein and therein contained and also to secure the reimbursement to the holder(s) of the Note of all value which may be advanced as herein provided, and for any reasonable costs and expenses incurred or paid on account of any litigation at law or in equity which may arise with respect to this Mortgage, the Indebtedness, as hereinafter defined, or the Mortgaged Property, as hereinafter defined, or in obtaining possession of said Mortgaged Property.

     It is the true, clear and express intention of Mortgagor that the continuing grant of this Mortgage remain as security for payment and performance of the Indebtedness, whether or not presently contemplated or otherwise related to this Mortgage transaction by class or kind; and that the notice of the continuing grant of this Mortgage therefor shall not be required to be stated on the face of any document representing any such Indebtedness, nor otherwise be identified as being secured by this Mortgage; and if such Indebtedness shall remain or become that of less than all of the Mortgagors herein, any Mortgagor not liable therefor hereby expressly hypothecates his, her, its, or their ownership interest in the Mortgaged Property herein to the extent required to satisfy the Secured Indebtedness, without restriction or limitation.

     NOW THEREFORE, FOR CONSIDERATION PAID, Mortgagor, to secure payment of the Indebtedness, in lawful money of the United States of America, and also to secure the performance, satisfaction and discharge of the Obligations, as hereinafter defined, does hereby give, grant, bargain, sell and convey with MORTGAGE COVENANTS unto the Mortgagee and its successors and assigns the Mortgaged Property, as hereinafter defined;

     TO HAVE AND TO HOLD the Mortgaged Property unto and to the proper use and benefit of the Mortgagee, and its successors and assigns forever;

     PROVIDED, NEVERTHELESS, and these presents are upon this express condition, that if the Mortgagor shall pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth in the Note, this Mortgage, and other Loan Documents, as hereinafter defined, then this Mortgage shall cease, determine and be void; otherwise, this Mortgage shall remain in full force and effect for all purposes.

     1. DEFINITIONS. Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms:

     Fixtures shall mean all fixtures located upon or within the Improvements, as hereinafter defined, or now or hereafter attached to or installed in, or used in connection with any of the Improvements, including, but not limited to, any and all partitions, dynamos, screens, awnings, motors, engines, boilers, furnaces, pipes, plumbing, elevators, sprinkler systems, fire prevention and extinguishing apparatus and equipment, water tanks, heating, ventilating, air-conditioning and air-cooling equipment, furnaces, heaters, condensers, compressors, motors, ducts, machinery, walks, fences, shrubbery, driveways, fittings and articles of personal property of every kind and character whatsoever, excluding, however, all items of personal property owned by occupancy tenants of the Improvements and installed for the purpose of their tenancies with the right of removal by the tenant upon the expiration of its tenancy.

     Impositions shall mean (i) all real estate taxes, personal property taxes and other taxes of every kind and character, general and special, ordinary and extraordinary, foreseen and unforeseen, which at any time prior to or after the execution of this Mortgage may be assessed, levied or imposed upon the Mortgaged Property, as hereinafter defined, or the rents therefrom, or any use or occupancy thereof; (ii) all general and special assessments, levies, and all other rentals and charges payable to municipal or other governmental authorities for use of or in respect to public space at, below or above ground level (including public air space); (iii) all permit fees, inspection fees and license fees; (iv) all water and sewer rents and charges;
(v) all other public charges, taxes, assessments, fees, governmental and non-governmental charges, whether of a like or a different nature, to the extent any of the foregoing are imposed upon or assessed against Mortgagor or the Mortgaged Property or any part thereof or upon the revenues, rents, avails, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof; (vi) any charges for any easement or agreement maintained for the benefit of the Mortgaged Property; and (vii) any interest, costs or penalties with respect to any of the foregoing.

     Improvements shall mean any and all buildings, structures, improvements, alterations or appurtenances now erected or at anytime hereafter constructed or placed upon the Land, as hereinafter defined, or any portion thereof and any replacements thereof including, without limitation, all equipment, apparatus, machinery and fixtures of any kind or character forming a part of said buildings, structures, improvements, alterations or appurtenances, excluding, however, all items of personal property owned by occupancy tenants of the Improvements and installed for the purpose of their tenancies with the right of removal by the tenant upon the expiration of its tenancy.

     Indebtedness shall mean the principal sum due and the interest thereon described in the Note and all other amounts, charges, expenses, payments and premiums due on account of the Note, this Mortgage, and the other Loan Documents, as hereinafter defined.

     Interest Rate shall mean the Interest Rate as defined in the Note.

     Land shall mean the fee simple estate in the parcel of real estate located in Pittsfield, Berkshire County, Massachusetts described in Exhibit A attached hereto and by this reference made a part hereof for all purposes.

     Leases shall mean any and all leases, sub-leases, occupancy agreements, licenses, concessions or grants or other possessory interests, and any guaranties thereof, if any, now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, as hereinafter defined, or any portion thereof, if any, in which Mortgagor is landlord, licensor, concessionaire or owns any other beneficial interest of any type or kind.

     Loan Documents shall mean this Mortgage, the Note, the guaranty from United Shields Corporation (the "Guarantor"), an assignment of rents and leases from the Mortgagor the Mortgagor to the Mortgagee of even date herewith, and any and all other documents now or subsequently relating to, evidencing, securing or further securing the payment of the Indebtedness or the performance of the Obligations, as hereinafter defined, by the Mortgagor and any amendment, modification, supplementation to or replacement thereof.

     Maturity Date shall mean the date stated in the Note for the payment of the entire unpaid Indebtedness.

     Mortgaged Property shall mean, collectively, all of Mortgagor's right, title, interest, estate, claim or demand either at law or in equity in and to the Land, the Improvements, the Fixtures and the Personalty, as hereinafter defined, TOGETHER
WITH:

           (i) all and singular the rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances of the Land and Improvements belonging or in any way appertaining thereto, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and all right, title and interest of Mortgagor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any portion thereof; and any and all rights and estates in reversion or remainder; and

          (ii) all of Mortgagor's right, title and interest in and to any award or awards heretofore made or hereafter to be made by municipal, state or federal authorities to the present or any subsequent owners of the Land, the Improvements, the Fixtures or the Personalty, including any award or awards or settlements hereafter made resulting from (x) condemnation proceedings or the taking of the Land, the Improvements, the Fixtures or the Personalty, or any part thereof, under the power of eminent domain or payments in lieu thereof, or (y) the alteration of the grade or the location or discontinuance of any street adjoining the Land or any portion thereof, or (z) any other injury to or decrease in the value of the Mortgaged Property at the date of receipt of any such award or payment by the Mortgagee, and the Mortgagor hereby agrees to execute and deliver, from time to time, such further instruments as may be requested by the Mortgagee to confirm such assignment to the Mortgagee of any such award, damage, payment or other compensation; and

          (iii) all proceeds from the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims including, without limitation, the proceeds of insurance;
and

          (iv) all Leases of the Land or the Improvements now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, Mortgagor's right to cash or securities deposited thereunder to secure performance by tenants of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms; and

          (v) all earnings, revenues, rents, royalties, issues, profits, avails and other income of and from the Land or the Improvements, and all undisbursed proceeds of the Loan; and

          (vi) all right, title, interest, estate, claim or demand of Mortgagor, either at law or in equity, in and to all architectural, engineering and similar plans, specifications, drawings, renderings, models, profiles, studies, shop drawings, reports, plats, permits, surveys and the like; and all sewer taps, permits and allocations, agreements for utilities, bonds, sureties and the like, relating to the Land or the Improvements or appurtenant facilities erected or to be erected upon or about the Land; and

          (vii) all right, title and interest of Mortgagor in, to and under any and all contracts, now or hereafter entered into by Mortgagor covering any part of the Land or Improvements or relating to the Fixtures or the Personalty; and

          (viii) all right, title and interest of Mortgagor in and to any and all governmental permits, licenses and the like respecting the use, construction, occupancy, operation or maintenance of the Mortgaged Property; and

          (ix) all right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Land, the Improvements, the Fixtures and the Personalty, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Land, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, the same shall become subject to this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof. At any and all times, Mortgagor will execute and deliver to Mortgagee such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage; and

          (x) all right, title and interest of Mortgagor in and to all trade or style name(s) under or by which any or all of the Improvements may at any time be operated or known, the good will of the Mortgagor in connection therewith and the right of Mortgagor to carry on business under any or all such trade or style name(s) and any variant or variance thereof, insofar as the same may be transferable by Mortgagor without the breach of any agreement pursuant to which Mortgagor may have obtained its right to use such trade or style name(s);

          (xi) any and all other, further or additional title, estate, interest or right which may at any time be acquired by Mortgagor in or to the Mortgaged Property or any portion thereof.

     Mortgagee shall mean the party hereinabove designated as such, its successors and assigns, and any subsequent holder or holders of this Mortgage.

     Mortgagor shall mean the party hereinabove designated as such, its successors and assigns, and any subsequent owner or owners of the equity of redemption in the Mortgaged Property, but nothing in this sentence or any reference in this instrument to successors in title to the Mortgagor shall be construed as derogating from the restrictions on transfer of the Mortgagor's interest in the Mortgaged Property contained herein.

     Obligations shall mean any and all of the covenants, promises and other obligations (other than the Indebtedness) made or owing by the Mortgagor to or due to the Mortgagee pursuant to or as otherwise set forth in the Note, this Mortgage and other Loan Documents or in any other instrument(s) to which Mortgagor is a party or by which Mortgagor is bound.

     Permitted Encumbrances shall mean zoning laws and ordinances, easements, and similar restrictions to title that are described in the policy of title insurance issued to the Mortgagee in connection herewith or that do not individually or in the aggregate materially detract from the value of the Mortgaged Property or impair the use thereof for the purposes intended or subject such use to the risk of being impaired.

     Personalty shall mean all of the right, title, interest, estate, claim or demand of Mortgagor in and to any furniture, furnishings, equipment, machinery and other personal property (other than the Fixtures) including, without limitation, all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, vacuum cleaning systems and cleaning apparatus, mirrors, lamps, ornaments, rugs, linoleum and other floor covering, refrigerating and cooling apparatus and equipment, refrigerators, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time hereafter installed in, affixed to, placed upon or used in connection with the Land or the Improvements and all replacements thereof, additions thereto and substitutions therefor, excluding, however, (i) all items of personal property owned by occupancy tenants of the Improvements and installed for the purpose of their tenancies with the right of removal by the tenant upon the expiration of its tenancy and (ii) all personal property leased by Mortgagor as lessee.

     Rents shall mean all of the rents, revenues, income, profits and other benefits arising from the use and enjoyment of ownership of all or any portion of the Mortgaged Property.

     2. REPRESENTATIONS. Mortgagor warrants and represents to the Mortgagee that (i) Mortgagor will pay the Indebtedness in the manner provided in the Note or in any modification, renewal or extension thereof, (ii) this Mortgage has been duly authorized, executed and delivered by and on behalf of the Mortgagor, (iii) if applicable, the Mortgagor is duly existing and in good standing with all power, authority, and legal right to engage in the transaction contemplated by this Mortgage and the Loan Documents,
(iv) the execution and delivery of this Mortgage and the Loan Documents and the carrying out of the transaction contemplated thereby will not conflict with or result in a breach of the terms of any agreement to which the Borrower or any endorser of the Note or any guarantor is a party or will not conflict with any law or order of any court or governmental body, (v) there are no actions, suits or proceedings, including, without limitation, eminent domain proceedings, pending, or, to the knowledge of the Mortgagor, threatened before any court or any other governmental body or agency which could adversely affect the Mortgaged Property or the Mortgagor or the Mortgagor's ability to perform its obligations under this Mortgage or under the other Loan Documents,
(vi) the Mortgagor has not generated, stored or disposed of any oil, hazardous waste or hazardous material as such material is defined in Massachusetts General Laws C. 21E, the Resource Conservation and Recovery Act, as amended, and other applicable State or Federal laws or regulations as they may be amended from time to time, excluding customary amounts of such materials commonly and lawfully used in residential and office buildings, and to Mortgagor's knowledge and except as reported in the 21E Site Assessment heretofore supplied to the Mortgagee by the Mortgagor, no third party has generated, stored, or disposed of any such materials on the Mortgaged Property or on any other property owned or operated by the Mortgagor, and no such materials are presently located on the Mortgaged Property or on any other property owned or operated by the Mortgagor except in compliance with all applicable laws and regulations, (vii) the Mortgaged Property is in compliance with applicable zoning, building, environmental and all other laws, ordinances and regulations relating to the use and occupancy thereof and the Mortgagor has no knowledge of any claim of violation of any such legal requirements, (viii) all necessary licenses and permits for the use and occupancy of the Mortgaged Property have been issued and are in full force and effect, (ix) the Improvements and the Personalty are in good working order and free from structural defects, (x) the Mortgagor has no knowledge of any existing default, or claim thereof, under any leases or other arrangements for the use or occupancy of the Mortgaged Property either on the part of the Mortgagor or any other party thereto, and the Mortgagor's title to the Mortgaged Property is free from defects, liens or encumbrances except for the Permitted Encumbrances, and
(xi) any and all financial statements heretofore delivered to the Mortgagee by or on behalf of the Mortgagor and any other financial statements of individuals and/or entities for which financial statements have been furnished to Mortgagee in connection with the Loan, are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings have been made or guaranteed by the subjects thereof since the respective dates thereof which would cause a material adverse change in the financial condition of Mortgagor, or other person or entity endorsing the Note or delivering a guaranty of the Loan, other than the borrowing secured hereby or previously approved by the Mortgagee, including borrowings to facilitate Guarantor's acquisition of Mortgagor.

     3. UCC REPRESENTATIONS. The Mortgagor warrants that the Mortgagor's principal place of business in Massachusetts is at 10 Betnr Industrial Drive, Pittsfield, Massachusetts. The Mortgagor agrees to maintain complete and accurate records listing and describing the Fixtures and the Personalty and to deliver such records to the Mortgagee from time to time upon request of the Mortgagee.

     4. SECURITY INTEREST UNDER THE UNIFORM COMMERCIAL CODE. Upon demand, Mortgagor shall make, execute and deliver such security agreements (as such term is defined in the Uniform Commercial Code of the Commonwealth of Massachusetts) as Mortgagee at any time may deem necessary or proper or require to grant to Mortgagee a perfected security interest in the Personalty, and upon Mortgagor's failure to do so, Mortgagee is authorized to sign any such agreement as the agent of Mortgagor. Mortgagor hereby authorizes Mortgagee to file financing statements (as such term is defined in said Uniform Commercial Code) with respect to the Personalty, at any time, without the signature of Mortgagor. Mortgagor will, however, at any time upon request of Mortgagee, sign such financing statements. Mortgagor will pay all filing fees for the filing of such financing statements and for the refiling thereof at the times required, in the opinion of Mortgagee, by said Uniform Commercial Code. If the lien of this Mortgage be subject to any security agreement covering the Personalty, then in the event of any default under this Mortgage, all the right, title and interest of Mortgagor in and to any and all of the Personalty is hereby assigned to Mortgagee, together with the benefit of any deposits or payments now or hereafter made thereof by Mortgagor or the predecessors or successors in title of Mortgagor in the Mortgaged Property. This Mortgage is considered to be a financing statement pursuant to the provisions of the Uniform Commercial Code of the Commonwealth of Massachusetts covering Fixtures and Personalty located on or used in connection with the Land.

     5. LEASES. The Mortgagor shall observe and perform all the obligations imposed upon the Mortgagor under any lease of the Mortgaged Property, or any portion thereof, and shall not do or permit anything to be done, without the prior written consent of the Mortgagee, which would impair the security of any such lease to the Mortgagee, or, except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property, or any part thereof, or modify any such lease so as to shorten the unexpired term thereof or so as to decrease the amount of the Rents payable thereunder. The Mortgagor shall not accept prepayments of any installments of Rent to become due under such leases more than thirty (30) days in advance, except prepayments in the nature of security for the performance of the obligations of the lessee thereunder. The Mortgagor warrants that no Rent reserved under any lease of the Mortgaged Property has been previously assigned or anticipated, and no rent for any period subsequent to the date hereof has been collected more than thirty (30) days in advance of the due date thereof. If any of such leases provide for the giving by the lessee of estoppel certificates with respect to the status of such leases, Mortgagor shall exercise its right to request such estoppel certificates within five (5) days of any demand therefor by Mortgagee.

     6. ASSIGNMENT OF LEASES AND RENTS. As additional security for the obligations secured hereby, the Mortgagor hereby assigns to the Mortgagee all of the Mortgagor's rights under any and all leases or other arrangements for the use or occupancy of all of any part of the Mortgaged Property, including, without limitation, the right to receive the Rents from the Mortgaged Property provided, however, that the Mortgagor shall retain the right to receive and enjoy the Rents and exercise its other rights under such leases and other contractual arrangements for the use and/or occupancy of the Mortgaged Property until the occurrence of an Event of Default under this Mortgage. After an Event of Default, the Mortgagee shall be entitled to modify, alter, amend and otherwise deal with all such leases and other arrangements with the same power and discretion which the Mortgagee would have if it were the Lessor or obligee thereof, and the Mortgagee shall be entitled to collect all of the Rents to collect and endorse any checks issued in the name of the Mortgagor and to apply the same to the Indebtedness and other charges outstanding under any of the Loan Documents. Mortgagor hereby agrees to enter into any other agreement requested by the Mortgagee to evidence further this assignment of leases and rents described in this Section.

     7. OTHER SECURITY INTERESTS AND EQUIPMENT LEASING. The Mortgagor shall not permit, without the prior written consent of Mortgagee, (i) the creation or continued existence, whether by voluntary action or operation of law, of any security interest in or other encumbrance on the Mortgaged Property other than the Permitted Encumbrances or a lien for unpaid real estate taxes and betterment assessments prior to the commencement of interest and penalties thereon, or (ii) the leasing of any equipment to be used by the Mortgagor at or in connection with the operation of the Mortgaged Property, other than in the ordinary course of Mortgagor's business. The Mortgagor shall notify the Mortgagee promptly of the existence of and the terms of any security interest affecting any portion of the Mortgaged Property and any lease of personal property, except for those equipment leases made in the ordinary course of Mortgagor's business, to be used by the Mortgagor at or in connection with the operation of the Premises, whether now existing or hereafter arising, shall make all payments that become due to any secured party having any such security interest or to any lessor of such equipment, and, at the request of the Mortgagee, shall assign to the Mortgagee all of Mortgagor's right, title and interest in and to any and all agreements evidencing such security interest or lease. The Mortgagor hereby grants to the Mortgagee full power and authority as attorney-in-fact of the Mortgagor, which appointment is acknowledged by the parties hereto to be coupled with an interest, to make, execute, acknowledge and deliver such assignments. The Mortgagor represents that, except for the Permitted Encumbrances, no such security interest or lease presently exists.

     8. INSURANCE. The Mortgagor agrees, at the Mortgagor's sole cost and expense, to keep the Mortgaged Property insured at all times throughout the term of this Mortgage with policies of insurance of the type set forth below:

          (a) Casualty Insurance. Physical hazard insurance on an "all risks" basis including, without limitation, the hazards of earthquake and collapse, with a full replacement cost endorsement (including builder's risk during any period or periods of time that construction or remodeling is being performed on the Mortgaged Property), in an amount equal to 100% of the full replacement cost of all Improvements (excluding only the reasonable value of footings and foundations) and the Mortgagor's contents therein, determined to the reasonable satisfaction of the Mortgagee, and, in any event, in an amount sufficient to prevent the Mortgagor from incurring any co-insurance liability. This insurance policy shall be first payable in case of loss to the Mortgagee by means of the Commonwealth of Massachusetts standard non-contributory mortgagee clause and shall name Mortgagee as an additional insured thereunder.

          (b) Boiler Insurance. Policies of insurance against loss or damage to the major components of the air-conditioning and/or heating system, fly wheel, steam pipes, steam turbines, steam engines, steam boilers, other pressure vessels, high-pressure piping and machinery if any, such as are installed in the buildings and improvements in an amount reasonably satisfactory to the Mortgagee.

          (c) Liability Insurance. Policies of comprehensive general liability insurance on an occurrence basis against claims for bodily injury and property damage with limits of liability satisfactory to the Mortgagee. The Mortgagor and the Mortgagee shall be named as insureds under such policies as their interests may appear.

          (d) Workers' Compensation Insurance, Disability Benefits Insurance, and such other form of insurance which the Mortgagor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of Mortgagor who are located at or assigned to the Land or who are responsible for the construction of the Improvements.

          (e)     Business Interruption and/or Loss of Rental
Value Insurance. Business interruption and/or loss of rental insurance for a period of twelve (12) months in such amounts as are reasonably satisfactory to the Mortgagee.

          (f) Flood Insurance. If the Mortgaged Property is located in an area designated by any governmental authority as an area of special flood hazard, such insurance against damage caused by flooding as the Mortgagee shall reasonably require.

          (g) Additional Insurance. Insurance with respect to such other insurable risks relating to the Mortgaged Property or the Mortgagor in such amounts and containing such terms and conditions as the Mortgagee may reasonably require from time to time.

     No insurance shall be blanketed with insurance on other properties without the prior written consent of the Mortgagee, such consent not to be unreasonably withheld. The Mortgagor shall deposit all insurance policies (or certificates thereof acceptable to the Mortgagee) providing coverage applicable to the Mortgaged Property, whether or not required by this Mortgage, with the Mortgagee forthwith after the binding of such insurance, and shall deliver to the Mortgagee new policies (or certificates thereof acceptable to the Mortgagee) for any insurance about to expire at least thirty (30) days before such expiration. All such insurance policies shall be written by such companies on such terms and in such form and for such periods and amounts as the Mortgagee shall from time to time designate or approve, shall be primary and without right of contribution from any other insurance which may be available, shall waive any right of set-off, counterclaim, subrogation, or any deduction in respect of any liability of the Mortgagor and the Mortgagee, shall provide that, with respect to the Mortgagee, the insurance shall not be invalidated by any action or inaction by the Mortgagor including, without limitation, any defect in any representations made by the Mortgagor in the procurement of such insurance, and shall provide that the insurance policies may not be cancelled or amended without at least thirty (30) days prior written notice to the Mortgagee. The Mortgagor hereby grants the Mortgagee full power and authority as attorney-in-fact of the Mortgagor, which appointment is acknowledged by the parties hereto to be coupled with an interest, to cancel or transfer such insurance, to collect and endorse any checks issued in the name of the Mortgagor and to retain any premium and to apply the same against the Indebtedness and other charges outstanding under the Loan Documents.

     9. MAINTENANCE AND ALTERATIONS. The Mortgagor shall maintain the Mortgaged Property at all times in as good repair and condition as the same now is or may hereafter be put, damage from casualty expressly not excepted. The Mortgagor shall not take any action, or permit any condition or activity, which could diminish the value of the Mortgaged Property or invalidate any insurance required to be provided under this Mortgage. The Mortgagor shall not remove or alter or demolish any of the Improvements, equipment, appliances, furnishing and Fixtures constituting part of the Mortgaged Property without the prior written consent of the Mortgagee and without promptly replacing any such item with an item of equivalent utility and value. Upon notice at least 24 hours in advance of Mortgagee's inspection, the Mortgagor shall permit the Mortgagee and its agents and employees to enter upon the Mortgaged Property during normal business hours for the purpose of inspecting the condition of the Mortgaged Property and determining the Mortgagor's compliance with the covenants contained herein.

     10. USE AND COMPLIANCE WITH LAW. The Mortgagor shall not permit any violation of any law, by-law, ordinance, public or private restriction, regulation, order or code (including without limitation, any rule or order of any Board of Fire Underwriters) affecting the Mortgaged Property or the use thereof or take any action or permit any condition or activity which could invalidate any license or permit needed for the use and occupancy of the Mortgaged Property. Additionally, Mortgagor warrants and represents that:

          (a) Mortgagor has not committed any act or omission and is not, to the best of its knowledge, aware of any action or omission by any prior owner that would cause the Mortgaged
Property to be subject to forfeiture pursuant to any Federal or State law, rule or regulation; and

          (b) the Mortgaged Property has not been acquired with any proceeds from a transaction or an activity that would cause the Mortgaged Property to be subject to such forfeiture.

     Mortgagor covenants that Mortgagor will not use, operate or occupy, and will not permit any third party to use operate or occupy the Mortgaged Property, or any portion thereof, for any purpose or activity that may give rise to such a forfeiture of the Mortgaged Property.

     11. TAXES AND ASSESSMENTS. The Mortgagor shall pay or cause to be paid, not later than the last day upon which payment may be made without penalty or interest, all Impositions, whether or not assessed against the Mortgagor or the Mortgagee whether or not assessed pursuant to the authority adopted before or after the date of this Mortgage, if applicable or related in any way to the Mortgaged Property, any interest in the Mortgaged Property of the Mortgagor or the Mortgagee or the debt, obligations or performance secured hereby, or the disbursement or application of the proceeds therefrom excluding, however, any income or corporation excise tax of the Mortgagee. If, at any time, the Mortgagee does not require the escrow of payments for the Impositions, the Mortgagor shall furnish to the Mortgagee receipted real estate tax bills for the Mortgaged Property not later than ten (10) days after the date from which any interest or penalty would accrue for non-payment thereof unless such Imposition is being challenged, in good faith by Mortgagor. The Mortgagor shall also furnish to the Mortgagee evidence and payment of all other Impositions within fifteen (15) days after written request therefor by the Mortgagee. If the Mortgagor is not permitted by applicable law to pay any Imposition or the payment of such Imposition would violate any usury law applicable to the transaction contemplated hereby and by the other Loan Documents, then, at the option of the Mortgagee, the Indebtedness and other charges outstanding under the Loan Documents shall become due and payable on the date specified by written notice given by the Mortgagee to the Mortgagor, which date shall be at least thirty (30) days after the date of such notice.

     If requested by the Mortgagee, the Mortgagor shall pay to the Mortgagee monthly, on the first day of each month, a sum reasonably determined by the Mortgagee to be sufficient to provide in the aggregate a fund adequate to pay each Imposition at least thirty (30) days before it becomes delinquent, and, in addition, shall pay to the Mortgagee, on demand, any balance necessary to pay in full each Imposition at least ten (10) days before the date on which it becomes due and payable. If such request is made by Mortgagee, such sums must be applied by the Mortgagee to the payment of the Impositions. The Mortgagor shall furnish to the Mortgagee all original bills relating to any Impositions promptly uponrequest by Mortgagee.

     The Mortgagor shall have the right, after giving written notice to the Mortgagee and subject to the conditions stated below, to contest by appropriate legal proceedings the amount or validity of any Imposition. In no event shall the Mortgagor be entitled to delay payment of any Imposition if the delay in payment would subject any portion of the Mortgaged Property to possible foreclosure or, in any event, unless the Mortgagor deposits with the Mortgagee a sum of money or such other security as the Mortgagee deems reasonable to cover the amount of any such Imposition plus any interest or penalty that may become due as a result of such contest.

     12.     FILING FEES/TAXES.

          (a) Mortgagor will pay all taxes, filing fees and other charges, in connection with any transfer of the Mortgaged Property by the Mortgagor or the Mortgagee, including the making or satisfaction of this Mortgage, the taking of any action permitted to be taken hereunder by the Mortgagee, the granting of a deed or assignment in lieu of foreclosure, the appointment of a receiver or any transfer pursuant to any sale of the Mortgaged Property on a foreclosure, or by deed in lieu of foreclosure, or the removal of any prior or subordinate mortgage.

          (b) The provisions of this Section shall survive any sale of the Premises on a foreclosure of this Mortgage or by deed in lieu of foreclosure.

     13. REPORTING REQUIREMENTS. The Mortgagor shall furnish financial statements of the owner of the Mortgaged Property and any guarantors and endorsers and, if requested, shall furnish such information on a periodic basis without additional requests. Any financial statements required herein shall be prepared in accordance with generally accepted principles of accounting, consistently applied, shall be in form and substance satisfactory to the Mortgagee, and, if requested by the Mortgagee, shall be certified by an independent public accountant satisfactory to the Mortgagee. Notwithstanding the foregoing, the Mortgagor shall provide the Mortgagee with Mortgagor's complete Federal and State tax returns (together with all relevant schedules) and a financial statement at such times and in a form required by the Note.

     14. TRANSFERS. The Mortgagor shall not suffer or permit a change, whether affected by voluntary act or by operation of law, in the legal or direct or indirect beneficial ownership of
(i) the Mortgaged Property, or any portion thereof, or (ii) any interest in the Mortgagor. The Mortgagor shall not enter into any lease or combination of leases or other arrangements which have the effect of transferring to any other person or affiliated group the right to own, use or occupy all or substantially all of the Mortgaged Property without the prior written consent of the Mortgagee. The Mortgagee may, without notice to the Mortgagor, deal with the Mortgagor's successor or successors in interest with reference to this Mortgage and the Indebtedness in the same manner as with the Mortgagor without in any way releasing, discharging or modifying the Mortgagor's liability or obligations with respect to this Mortgage or the Indebtedness. No transfer of any interest in any part of the Mortgaged Property shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor, or the priority of this Mortgage, either in whole or in part.

     15.     CASUALTY AND CONDEMNATION-AWARD.

          (a) Notice to Mortgagee. In the case of any act or occurrence of any kind or nature which results in damage, loss or destruction to the Mortgaged Property ("Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Mortgaged Property or which relates to injury, damage, benefit or betterment thereto ("Taking"), Mortgagor shall promptly notify Mortgagee describing the nature and the extent of the Taking or the Casualty, as the case may be. Mortgagor shall promptly furnish to Mortgagee copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations.

          (b) Repair and Replacement. In case of a Casualty or Taking, Mortgagor shall promptly (at Mortgagor's sole cost and expense and regardless of whether the Insurance Proceeds or the Taking Proceeds, if any, shall be sufficient or made available to Mortgagee for the purpose) restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its quality, utility value, condition, and character immediately prior to the Casualty or the Taking, as the case may be. However, upon a Casualty or Taking resulting in a restoration cost that exceeds 25% of the then replacement value of the Improvements or a Taking of more than 25% of the area of the Land, and application by Mortgagee of the Insurance Proceeds or the Taking Proceeds to reduction of the Indebtedness in accordance with this Mortgage, Mortgagor shall be obligated only to remove any debris from the Mortgaged Property and take such actions as are necessary to make the undamaged or non-taken portion of the Mortgaged Property into a functional economic unit insofar as it is possible under the circumstances.

          (c)     Insurance Proceeds and Taking Proceeds.

               (i) Collection. Mortgagor shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award, payment or compensation payable on account of any Taking ("Taking Proceeds"). In case of a Casualty, Mortgagee may, in its sole unfettered discretion, make proof of loss to the insurer, if not made promptly by Mortgagor. Mortgagor shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without giving Mortgagee notice thereof at least 10 days in advance.

               (ii) Assignment to Mortgagee. Mortgagor hereby assigns, sets over and transfers to Mortgagee all Insurance Proceeds and Taking Proceeds and authorizes payment of such Insurance Proceeds and Taking Proceeds to be made directly to Mortgagee. Mortgagee shall apply the Insurance Proceeds and Taking Proceeds first to pay all reasonable expenses incurred by Mortgagee in connection with the Casualty or Taking, including, without limitation, attorney's fees and title fees. Unless Paragraph (d) regarding Insurance Proceeds applies, Mortgagee may, in its sole unfettered discretion, apply the balance of such Insurance Proceeds or Taking Proceeds ("Net Proceeds") to either of the following, or any combination thereof:

                        (aa)     payment of the Indebtedness,
either in whole or in party, in any order determined by Mortgagee in its sole unfettered discretion;

                        (bb)     repair or replacement, either
partly or entirely, of any part of the Mortgaged Property so destroyed, damaged or taken, in which case Mortgagee may impose such terms, conditions and requirements for the disbursement of the Insurance Proceeds or the Taking Proceeds as it, in its sole unfettered discretion, deems advisable. Mortgagee shall not be a trustee with respect to any Insurance Proceeds or Taking Proceeds, and may commingle Insurance Proceeds or Taking Proceeds with its funds without obligation to pay interest thereon.

          If any portion of the Indebtedness shall thereafter be unpaid, Mortgagor shall not be excused from the payment thereof in accordance with the terms of the Loan Documents. Mortgagee shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

          (d) Disbursement of Insurance Proceeds to Mortgagor. Mortgagee will disburse the Insurance Proceeds to Mortgagor provided: (i) there exists no Event of Default or occurrence or facts which with the passage of time, the giving of notice, or both, will be an Event of Default which remains uncured at any time before or during the Restoration; (ii) the Casualty does not occur within nine months of the Maturity Date; and (iii) the conditions in this Paragraph 15 are satisfied.

         As to any loss or damage which Mortgagee estimates can be repaired for less that 1/2 of 1% of the then Indebtedness, Mortgagee shall disburse to Mortgagor from the Net Proceeds the amount which it determines is necessary to repair the damage, which amounts shall be used by Mortgagor to restore the damage to the Mortgaged Property caused by the Casualty.

         As to all other Casualties, Mortgagee shall disburse the Net Proceeds related thereto to Mortgagor on the following terms and conditions:

            (i)    Prior to the first and each subsequent
disbursement, Mortgagor shall give proof satisfactory to the Mortgagee that:

                  (aa) Mortgagee is holding a fund comprised of the Net Proceeds and, if necessary, additional deposits made by Mortgagor sufficient to restore the Property to its condition and use required of Mortgagor under the terms of the Leases ("Restoration"), together with a fund comprised of Net Proceeds or funds deposited by Mortgagor, sufficient to pay operating expenses, Property Taxes and Charges, the Monthly Payments (as defined in the Note) and other so-called "carrying costs" of the Mortgaged Property during the period of Restoration;

                  (bb) there are no laws preventing Restoration of the Mortgaged Property;

                  (cc)  the Restoration will be conducted under
the supervision of an architect, engineer and/or a general contractor selected by and paid by Mortgagor and approved by Mortgagee;

                  (dd) the Restoration will be performed pursuant to plans and specifications approved by Mortgagee and by a contractor or contractors approved by Mortgagee; and

                  (ee)  the Mortgaged Property, after such
Restoration, shall be in compliance with applicable laws.

            (ii)    With respect to each disbursement and
accompanying each request therefor, there shall be delivered to
Mortgagee:

                  (aa) a certificate addressed to Mortgagee and executed by Mortgagor and by the architect, engineer or general contractor supervising the Restoration that such disbursement is to pay for costs of the Restoration not paid previously by any other prior disbursement, that the amount of such disbursement does not exceed the aggregate of such costs incurred or paid on account of work, labor or services performed and materials installed in or stored upon the Mortgaged Property at the date of such certificate and that the disbursement requested, together with the disbursements made prior thereto, collectively, as a percentage of the total Net Proceeds, do not exceed the percentage of completion of the Restoration; and

                  (bb)  an endorsement to Mortgagee's title
insurance policy, in which the making of the disbursement is recognized and the effective date of coverage is changed to the date of disbursement.

            (iii) Each disbursement shall be in the amount not greater than 90% of the costs described in the certificate referred to in Paragraph (d)(ii)(aa) hereof. Disbursement of the final balance of the Net Proceeds, constituting not less than ten percent (10%) thereof, shall be disbursed only upon delivery to Mortgagee of the following, in addition to the foregoing:

                  (aa)  evidence satisfactory to Mortgagee that
all claims then existing for labor, services and materials enforceable by lien upon the Mortgaged Property have been paid in full or provision acceptable to Mortgagee has been made therefor;

                  (bb) a certificate of such architect, engineer or general contractor that the Restoration of the Mortgaged
Property has been completed in a good workmanlike manner and in accordance with all laws;

                  (cc) an estoppel affidavit in form satisfactory to Mortgagee from each tenant occupying or leasing space in the Mortgaged Property affected by the Casualty; and

                  (dd)  an as-built survey of the Improvements
certified to Mortgagee and in form satisfactory to Mortgagee.

            (iv) Mortgagor shall complete the Restoration within 180 days of the Casualty subject to delay beyond Mortgagor's control other than lack of funds. If Mortgagor does not complete the Restoration within such time, Mortgagee, at its option, may restore the Mortgaged Property for and on Mortgagor's behalf and may do any act or thing as Mortgagee deems necessary or appropriate to that end and the expenses of Restoration in excess of Net Proceeds shall be borne by Mortgagor.

                  (v)  If the quality of the Restoration is at
least equal to the quality of the Improvements before the Casualty, any Net Proceeds in excess of the amount used in payment of the Restoration shall be distributed to Mortgagor.

         Mortgagee shall not be a trustee with respect to any Insurance Proceeds and may mingle Insurance Proceeds with its funds without obligation to pay interest thereon. Mortgagee shall in no event be liable for the performance or observance of any covenant or condition arising under any lease in connection with the Mortgaged Property nor obligated to take any action to restore the Mortgaged Property.

     16. HAZARDOUS WASTE AND SUBSTANCES; OCCUPATIONAL HEALTH AND SAFETY AND ENVIRONMENTAL LAWS, STANDARDS AND REGULATION. Mortgagor shall comply with all laws, governmental standards and regulations applicable to Mortgagor or to the Mortgaged Property in respect of occupational health and safety, hazardous wastes and substances and the environment. Mortgagor shall promptly notify Mortgagee of its receipt of any notice of violation of or non-compliance with any such law, standard or regulation.

     Mortgagor covenants that it shall not unlawfully "release" or cause an unlawful "threat of release" of any "hazardous materials" or "oil" (as such terms are defined in the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, Chapter 21E of the Massachusetts General Laws) on the Mortgaged Property or on any other property in the Commonwealth of Massachusetts, whether or not owned by the Mortgagor. Furthermore, Mortgagor covenants, and it shall be a further condition of this Mortgage:

          (a) that Mortgagor will not incur due to its acts or omissions during the term of this Mortgage any liability to the Commonwealth of Massachusetts under such Act on the Mortgaged
Property or elsewhere;

          (b) that no lien on the Mortgaged Property will arise due to the acts or omissions of Mortgagor during the term of this Mortgage under such Act;

          (c) that no portion of the Mortgaged Property during the term of this Mortgage shall be used for the generation, storage, treatment, use, transport or disposal of any substance for which a license is required by Chapter 21C of the Massachusetts General Laws, viz, so-called hazardous wastes except for customary quantities in compliance with all applicable laws and regulations;

     In furtherance of the foregoing, Mortgagor covenants and agrees to take all steps necessary in order to prevent any such lien from attaching to the Mortgaged Property or any part thereof. Mortgagor hereby agrees to indemnify and hold Mortgagee harmless from all loss, costs, damage, claim and expense incurred by Mortgagee on account of Mortgagor's failure to perform the obligations of this Section or arising out of or in any way connected with the application to the Mortgaged Property or any part thereof of any current or future legislation related to the presence of any hazardous waste or materials upon the Mortgaged Property. The preceding sentence shall not constitute a limitation on any similar or additional rights to indemnity in favor of Mortgagee, whether or not same exist hereunder or under any of the other Loan Documents, and whether existing at law or equity.

     17. EVENT OF DEFAULT. The Indebtedness and all other charges due under the Note, this Mortgage and the other Loan Documents shall become due, at the option of Mortgagee, if one or more of the following events (an "Event of Default") shall occur:

         (a) Mortgagor fails to pay any interest or principal when due or within applicable grace and cure periods, if any, provided in the Note;

         (b) breach of any covenant contained in the sections herein entitled "Insurance", "Transfers", and "Taxes and Assessments";

         (c) breach of any other covenant, condition or agreement contained herein and in the Loan Documents remaining uncured for a period in excess of ten (10) days after Mortgagee has provided Mortgagor with written notice of such breach; provided that in a case of any breach which is susceptible to cure but cannot be cured within ten (10) days through the exercise of reasonable diligence, so long as the Mortgagor commences such cure within such ten (10) day period, such breach remains susceptible to cure, and the Mortgagor diligently pursues such cure, such breach shall not be deemed to create an Event of Default hereunder;

          (d) The actual or threatened removal, demolition or structural alteration, in whole or in part, of any Improvement, without the prior written consent of Mortgagee; or the removal, demolition or destruction in whole or in part, of any Fixtures without replacing the same with Fixtures at least equal in quality and condition to those replaced, free from any security interest or other encumbrance thereon and free from any reservation of title thereto; or the commission of any waste in respect to the Mortgaged Property; or

          (e) breach of any other covenant, condition or agreement in any loan document or in any other mortgage, debt or obligation of or from the Mortgagor to the Mortgagee or in any other mortgage or instrument which constitutes a lien on all or any part of the Mortgaged Property;

          (f) failure of the Mortgagor to cause to be dismissed any proceeding against the Mortgagor, and, if applicable, any holder of a general partnership interest in the Mortgagor, any guarantor of any of the Obligations or any endorser of the Note (the Mortgagor and, if applicable, any such general partner, guarantor or endorser hereinafter referred to as an "Obligor") under any law relating to bankruptcy, reorganization, insolvency or relief of debtors, within ninety (90) days from the date upon which such proceeding is filed or instituted, or the filing or other institution of a proceeding by any Obligor under any such law;

          (g) failure of an Obligor to cause to be dismissed a proceeding for the enforcement of a money judgement under the laws of the Commonwealth of Massachusetts, and which materially affects the financial condition ofMortgagor, instituted against said Obligor within thirty (30) days from the date upon which such proceeding is filed or instituted unless such proceeding is contested in good faith by the Obligor and bonded or otherwise secured to Mortgagee's satisfaction;

          (h) the liquidation, termination, dissolution, merger or a consolidation of any Obligor which is not an individual, the insolvency of any Obligor or the inability of any Obligor to pay such Obligor's debts when due;

          (i) failure of Mortgagor to pay within fifteen (15) days after notice and demand any filing or refiling fees required hereunder; or

          (j)     material inaccuracy of any statement,
representation or warranty made by the Mortgagor to the Mortgagee in this Mortgage or in any Loan Document, or any instrument or statement submitted to the Mortgagee by an Obligor, and which results in any loss or damage to the Mortgagee.

     18. STATUTORY POWER OF SALE. This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements on the part of Mortgagor herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the conditions specified herein shall be permitted, for any breach of which covenants or conditions, Mortgagee shall have the STATUTORY POWER OF SALE.

     19. APPLICATION OF DEPOSITS AFTER DEFAULT. If the Mortgagor shall default in the performance or observance of any covenant or agreement contained herein or in the Note or other Loan Documents, the Mortgagee may apply any deposit, payment or any sum due from the Mortgagee to any Obligor toward the Indebtedness and other charges outstanding under the Loan Documents without first enforcing any other rights of the Mortgagee against any Obligor or against the Mortgaged Property.

     20. SEPARATE FORECLOSURE SALES AND WAIVER OF MARSHALLING. The Mortgagee may sell the Mortgaged Property and other security in one lot or in parts or parcels. Such sales may be held from time to time by public sale and the power of sale herein given to the Mortgagee shall not be fully executed until all of the Mortgaged Property and other security not previously sold shall have been sold. If surplus proceeds are realized from such a foreclosure sale, the Mortgagee shall not be liable for any interest thereon pending distribution of such proceeds to the Mortgagor by the Mortgagee. Any separate items of property sold together for a single price may be accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds. The Mortgagor hereby waives the application of any doctrine of marshalling of assets.

     The Mortgagor agrees that the requirement of the Uniform Commercial Code with respect to personal property that a secured party give a debtor reasonable notice of any proposed sale or disposition of the collateral shall be met if such notice is given to Mortgagor at least five (5) days before such time of sale or disposition.

     21. COLLECTION OF ACCOUNTS. After an Event of Default, the Mortgagee may communicate with account debtors in order to verify the existence, amount and terms of any accounts or contract rights and to notify account debtors of the Mortgagee's security interest in their accounts. When requested by the Mortgagee, the Mortgagor shall notify account debtors and indicate on all billings that payments are to be made directly to the Mortgagee. After an Event of Default, the Mortgagee may require that payments on accounts be made directly to the Mortgagee and the Mortgagee shall have full power to collect, compromise, endorse, sell or otherwise deal with the accounts or proceeds thereof and to perform the terms of any contract in order to create accounts in the Mortgagee's name or in the name of the Mortgagor with respect to the business conducted with respect to and at the location of the Mortgaged Property.

     22. APPOINTMENT OF RECEIVER. Mortgagee, in any action to foreclose this Mortgage, shall be entitled, without notice and as a matter of right and without regard to the adequacy of any security for the Indebtedness or the solvency of Mortgagor, upon application to any court of competent jurisdiction, to the appointment of a receiver of the rents, issues and profits of the Mortgaged Property.

     23. WAIVER OF JURY TRIAL. THE MORTGAGOR AND THE MORTGAGEE EACH HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS MORTGAGE, ANY OTHER LOAN DOCUMENT OR THE LOAN, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR THE RELATIONSHIP BETWEEN MORTGAGOR AND MORTGAGEE AS BORROWER AND LENDER, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE MORTGAGOR AND MORTGAGEE.

     24. INTEREST TO ACCRUE. If the outstanding Indebtedness shall either mature or become due because of an acceleration by the Mortgagee of the Mortgagor's obligation to repay the Indebtedness caused by an Event of Default, then interest on the Indebtedness shall continue to accrue at the Default Rate, as defined in the Note, until paid in full.

     25. EFFECT OF RELEASES AND WAIVERS. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the covenants, terms and provisions of this Mortgage or any of the other Loan Documents shall not be deemed to be a waiver of any of the covenants, terms and provisions of this Mortgage or any of the Loan Documents, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the covenants, terms and provisions of this Mortgage and any of the Loan Documents. Neither Mortgagor nor any other person or entity now or hereafter obligated for the payment of the whole or any part of the Indebtedness shall be relieved of such obligation by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor, or of any other person or entity so obligated, (ii) the failure of Mortgagee to take action to foreclose this Mortgage or otherwise enforce any of the covenants, terms and provisions of this Mortgage or any of the Loan Documents, (iii) the release, regardless of consideration, of the whole or any part of the security held for payment of the Indebtedness and the performance of all other obligations hereunder and under the other Loan Documents, or (iv) any agreement or stipulation between the Mortgagee and any subsequent owner or owners of the equity of redemption in the Mortgaged Property modifying the covenants, terms and provisions of this Mortgage or the Note without first having obtained the consent of Mortgagor or such other person or entity. In the last mentioned event, Mortgagor and all such other persons or entities shall continue to be liable to make such payments according to the terms and provisions of the Mortgage as amended, unless expressly released and discharged of record by Mortgagee. Mortgagee may release, regardless of consideration, any part of the security held for payment of the Indebtedness and performance of the Obligations without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien. Mortgagee may resort for the payment of the Indebtedness and performance of the Obligations to any other security therefor held by Mortgagee, in such order and manner as Mortgagee may elect.

     26. MORTGAGEE RIGHT TO CURE AND EXPENSES. The Mortgagee shall be entitled, but not obligated, to cure any failure of the Mortgagor hereunder and under the other Loan Documents and to commence, intervene in or otherwise participate in any legal or equitable proceeding which, in the Mortgagee's sole judgement, affects the Mortgaged Property or any rights or obligations created or secured by this Mortgage or the other Loan Documents. If the Mortgagee shall become involved in any action or course of conduct with respect to the Note, this Mortgage, any of the other Loan Documents, the Mortgaged Property or other security for the Indebtedness and the Obligations in order to protect its interest therein or to cure any default of the Mortgagor hereunder or under the other Loan Documents, the Mortgagor shall, on demand, reimburse the Mortgagee for all charges, cost and expenses incurred by the Mortgagee in connection therewith, including, without limitation, reasonable attorneys' fees. All such charges incurred through the operation of this paragraph, together with interest thereon as described in this paragraph, shall be added to the outstanding Indebtedness and shall be secured by the Loan Documents.

     27. INTERVENING LIENS. Should any agreement be hereafter entered into modifying or changing the terms of any Loan Document, the rights of the parties to such agreement shall be superior to the rights of the holder of any intervening lien.

     28. REMEDIES CUMULATIVE. The rights and remedies herein afforded to Mortgagee and its successors and assigns shall be cumulative and supplementary to and not exclusive of any other rights and remedies which the Mortgagee and its successors and assigns may have under the other Loan Documents, at law or in equity.

     29. FURTHER ASSURANCES. The Mortgagor agrees to execute and cause to be filed or recorded, and hereby appoints the Mortgagee its duly authorized attorney-in-fact, which appointment is acknowledged by the parties hereto to be coupled with an interest and is irrevocable, with full power of substitution and with authority to execute, file and record on behalf of the Mortgagor, all instruments from time to time deemed by the Mortgagee to be necessary or appropriate to evidence further the obligations of the Mortgagor pursuant to or secured by this Mortgage or the other Loan Documents, or to secure further to the Mortgagee the security intended to be provided by this Mortgage. Mortgagor will pay all costs, expenses and fees incurred as a result of the operation of this paragraph.

     30. STATEMENT OF AMOUNT DUE. Mortgagor, within five (5) days upon request in person or within fifteen (15) days upon request by mail, will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the Indebtedness.

     31. NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addressee at the address for such party set forth at the head of this Mortgage, or such other address as each may designate in writing to the other. All notices given hereunder shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

     32. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage, the Note and any and all other Loan Documents.

     33.     INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET.

          (a) Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Property or the Loan, and (ii) against any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses (including its reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be imposed on or incurred by Mortgagee at any time pursuant either to a judgement or decree or other order entered into by a court or administrative agency or to a settlement reasonably approved by Mortgagor, which judgment, decree, order or settlement relates in any way to or arises out of the offer, sale or lease of the Mortgaged Property and/or the ownership, use, occupation or operation of any portion of the Mortgaged Property, unless such judgment or decree arises from Mortgagee's negligence after Mortgage takes control of the Mortgaged Property.

          (b) If Mortgagee is made a party defendant to any litigation concerning the Loan instituted by an individual or entity not party to the Loan Documents, this Mortgage, the Mortgaged Property, or any part thereof, or any interest therein, or the occupancy thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said litigation, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee such reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses so incurred. The right to such attorneys fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach.

          (c) A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

          (d) All sums payable by Mortgagor hereunder shall be paid without notice (except as may otherwise be provided herein), demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Mortgaged Property or the Improvements or any part thereof by title superior or otherwise;
(iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee, or by any court, in such proceeding; (v) any claim which Mortgagor has, or might have, against Mortgagee; (vi) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any sum secured hereby and payable by Mortgagor.

     34. SEVERABILITY/HEADINGS/BINDING EFFECT. This Mortgage and the other Loan Documents constitute the entire agreement between Mortgagor, any guarantors or endorsers, and Mortgagee and, to the extent that any writings not signed by Mortgagee or oral statements at any time made or had are inconsistent with the provisions of this Mortgage and the other Loan Documents, the unsigned writings and oral statements shall be null and void.
This Mortgage and all of the other Loan Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     In case any provision of the Note, this Mortgage, or any Loan Documents shall be found unenforceable or invalid for any reason, such provision shall be deemed modified to the extent necessary to be enforceable or if such modification is not practicable, such provision shall be deemed deleted from this Mortgage or such other Loan Documents. The headings of Sections and Paragraphs shall be ignored in interpreting this Mortgage. All of the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor, its heirs, executors, administrators, successors and assigns and shall be joint and several if more than one person constitute the Mortgagor.

     35. YEAR 2000 COMPLIANCE. Borrower represents and warrants that (a) Borrower has performed a formal assessment of the effect of year 2000 on Mortgagor's computer systems and business operations, (b) Mortgagor has converted the assessment to a plan ("Year 2000 Compliance Plan") with budget and implementation dates, including a statement of awareness of the problem, an inventory checklist of equipment affected, and an assessment of complexity, remediation, validation, testing and implementation, (c) Mortgagor has sufficient resources to implement the Year 2000 Compliance Plan and (d) the Year 2000 Compliance Plan has been completed.

     IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed by William A. Frey, III, its duly authorized President and Treasurer, and its corporate seal to be hereunto affixed as of the date first above written.



                                PITTSFIELD MOLD & TOOL, INC.



                                By:/s/William A. Frey, III
                                   ------------------------------
                                   William A. Frey, III,
                                   President and Treasurer



                    COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.
September 29, 1999

     Then personally appeared the above-named William A. Frey, III, President and Treasurer, who acknowledged the foregoing instrument to be the free act and deed of Pittsfield Mold & Tool, Inc., before me,


                               /s/Gerald A. Denmark
                               ---------------------------------
                               Gerald A. Denmark, Notary Public

                               My Commission Expires:  7/27/01



                       EXHIBIT A TO

               MORTGAGE AND SECURITY AGREEMENT


                 [description of real property]